UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2012

DUKE ENERGY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-32853	20-2777218
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 South Tryon Street, Charlotte, North Carolina  28202

(Address of Principal Executive Offices, including Zip code)

(704) 382-3853

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 8.01.  Other Events.

Beginning in 2012, Duke Energy Corporation’s (“Duke Energy’) chief operating decision maker began evaluating segment financial performance and allocation of resources on a net income basis rather than the previous segment measure of earnings before income and taxes from continuing operations (EBIT).  The supplemental financial information attached hereto, and incorporated by reference herein, as exhibit 99.1, recasts Duke Energy’s historical segment income statements for the years ended December 31, 2011 and 2010 based upon this new segment measure.

Item 9.01.  Financial Statements and Exhibits.

(d)         Exhibits.

99.1                                                   Supplemental financial information of Duke Energy Corporation for years ended December 31, 2011 and 2010

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY CORPORATION

Date: April 9, 2012	By:	/s/ Steven K. Young
	Name:	Steven K. Young

	Title:	Senior Vice President and Controller

EXHIBIT INDEX

Exhibit	Description

99.1	Supplemental financial information of Duke Energy Corporation for years ended December 31, 2011 and 2010